                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                            ----------------------

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                            ----------------------

Date of Report                                          February 18, 1997
(Date of earliest event reported)


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                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                          0-17270                   75-2231415
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


     5001 Spring Valley Road
     Dallas, Texas                                                  75244
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code):         (972)960-4611
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Item 7. Financial Statements and Exhibits.
        ---------------------------------

The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended January 31, 1997.

     99.2    Monthly Certificateholders' Statement - Series C
             for the month ended January 31, 1997.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JCP RECEIVABLES, INC.

Date:  February 18, 1997          By:  /s/ Catherine A. Walther
                                      --------------------------------
                                       Catherine A. Walther
                                       President
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                               INDEX TO EXHIBITS
Exhibit
Number      Exhibit
------      -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended January 31, 1997.

99.2 Monthly Certificateholders' Statement - Series C for the month ended January 31, 1997.